[logo]


EATON VANCE(R)
==============
                                                   [Photo of Pillars and Steps]

Annual Report June 30, 2001

[Photo of Bridge with Buildings]    EATON VANCE
                                     SENIOR
                                     INCOME
                                      TRUST

[Photo of Large Hall]

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[Photo of James B. Hawkes]

James B. Hawkes
President

In a volatile interest rate climate, Eaton Vance Senior Income Trust again provided a significant yield advantage in a portfolio of senior, secured floating-rate loans. Based on the Trust's June monthly dividend of $0.065 per share and a closing share price of $8.94, the Trust's market yield was 8.72% at June 30, 2001.

A weakening economy and a dramatic decline in interest rates made this a challenging year for the loan market...

The year ended June 30, 2001 saw a slowdown in the economy, as industrial production was accompanied by mounting job layoffs in the manufacturing and technology sectors. First quarter 2001 GDP expanded at a weak 1.3%, followed by an anemic 0.7%growth rate in the second quarter. Facing mounting evidence of a faltering economy, the Federal Reserve dramatically lowered interest rates in an effort to re-stimulate economic activity.

In this challenging environment, the Trust maintained relatively low volatility and an attractive yield advantage...

The Trust's investment universe was affected by the economic uncertainties, as well as by weaker demand for lower-quality loans. While performance understandably reflected these changing market conditions, the Trust's volatility remained well below that of many other fixed-income asset classes. Once again, consistent with its history, the Trust maintained a significant yield advantage over alternative income-producing investments.

Eaton Vance Senior Income Trust continues its mandate for conservative investors...

The past 12 months produced extreme volatility in the financial markets. Following years of double-digit returns, the equity markets collapsed in a torrent of disappointing earnings. The fixed-income markets reacted in a similarly volatile fashion to the vagaries of the Federal Reserve, which has now completely erased the rate hikes of 2000.

Amid this uncertainty, risk-conscious investors may find appealing the lower volatility of the loan market. Without question, the economy has more hurdles to clear over the near-term. However, as conditions improve, new opportunities are certain to emerge. As we enter the new fiscal year, the Trust will continue its mandate of seeking high current income from a portfolio of senior floating-rate loans. In the pages that follow, co-portfolio managers Scott Page and Payson Swaffield review the events of the past year and offer their insights on the period ahead.

                                   Sincerely,

                               /s/ James B. Hawkes

                                   James B. Hawkes
                                   President
                                   August 8, 2001

Trust Information
as of June 30, 2001

Performance(1)
--------------------------------------------------------------------------------

Average Annual Total Return (by share price, NYSE)
--------------------------------------------------------------------------------
One Year                                               5.65%
Life of Fund (10/30/98)                                4.71

Average Annual Total Return (at net asset value)
--------------------------------------------------------------------------------
One Year                                              -0.72%
Life of Fund (10/30/98)                                4.39

Ten Largest Holdings(2)
--------------------------------------------------------------------------------
Century Cable Holdings                                 3.5%
Charter Communications Operating, LLC                  3.3
Insight Midwest Holdings, LLC                          2.1
Voicestream PCS Holdings, LLC                          2.1
Lyondell Petrochemical Company                         1.7
Amphenol Corp.                                         1.2
Jefferson Smurfit Corporation                          1.2
Rite Aid Corp.                                         1.2
Metro Goldwyn Mayer, Inc.                              1.2
Nextel Communications, Inc.                            1.1

(1) Returns are calculated by determining the percentage change in net asset value and share price with all distributions reinvested. (2) Ten largest holdings account for 18.6% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Trust. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

[Photo of Scott H. Page]

Scott H. Page

[Photo of Payson E. Swaffield]

Payson E. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio ~managers of Eaton Vance Senior Income Trust.

Q: Scott, the past year has been characterized by growing concerns about the economy. What impact has that had on the loan market?

A: MR. PAGE: The slowing economy during the past year was reflected in the loan markets in the form of a difficult credit environment. Weaker demand for lower-quality loans resulted in lower market prices. Areas such as the telecom sector were especially troublesome.

    In addition, in response to a slowing economy, the Federal Reserve has lowered its benchmark Federal Funds rate - a key short-term rate barometer - a total of six times since January 2001, for a total of 275 basis points. (2.75%). LIBOR, the rate on which floating-rate loan interest rates are typically based, has moved in tandem with the Fed moves. Predictably, that has resulted in lower income from the loan market.

Q: Payson, how would you assess the performance of the Trust amid these conditions?

A: MR. SWAFFIELD: The Trust managed to navigate a difficult climate relatively well. Based on market price, the Trust posted a total return of 5.65% for the year, despite a 4.0% decline in share price, which was more than offset by the Trust's dividend. These statistics indicate that, while the decline in net asset value was consistent with the tough credit conditions within the loan market, the Trust's yield advantage played a major role in a very difficult investment environment.

Q:  What factors contributed to the poor credit environment?

A: MR. SWAFFIELD: Credit defaults increased in the bank loan market as well as in other credit markets, including the high-yield market. Several factors led to a higher default rate: a slower economy in the second half of 2000 and early 2001; a lack of liquidity in some higher-risk markets, such as the high-yield bond market; and a rapid retreat from the "new economy" companies that had been so liberally funded just a year earlier. Each of these factors contributed to an overall increase in capital market volatility.


Five Largest Sector Weightings(1)
--------------------------------------------------------------------------------

Cable Television                                    12.8%
Telecommunications - Wireless                        7.7%
Chemicals                                            6.6%
Manufacturing                                        5.5%
Real Estate                                          4.3%

Trust Overview(1)
--------------------------------------------------------------------------------

Total net assets                             $428 million
Number of borrowers                                   210
Industries represented                                 51
Collateral coverage ratio                        1.5 to 1
Weighted days-to-interest rate reset              54 days
Average maturity                                 5.7 Yrs.
Average size per borrowing                   $1.9 million

(1) Five largest sector weightings account for 36.9% of the Trust's investments, determined by dividing the total market value of the holdings by the total net assets of the Trust. Sector Weightings and Trust Overview are as of 6/30/01 and are subject to change. Trust Overview information refers only to senior, secured floating-rate loan portion of the Trust.

--------------------------------------------------------------------------------
     SHARES OF THE TRUST ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR
       OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                     PRINCIPAL INVESTED. YIELD WILL CHANGE.
--------------------------------------------------------------------------------


    When volatility and uncertainty increase in equity markets, companies' access to capital is impeded; defaults rise, and risk premiums increase until the market finds a new equilibrium. This process has been under way for some time, and was reflected in decreases in market prices of bank loans held by the Trust, as well as by an increase in returns demanded in the primary and secondary markets for fixed-rate bonds.

Q: You referred to the difficulties within the telecom sector. Could you expand on that?

A: MR. PAGE: Yes. Some segments of the telecom sector - predominantly long-haul fiber and wireline competitive local exchange carriers (CLECs) - have been damaged by high debt levels, deteriorating credit markets and an overcapacity that has spawned fierce competition. Thus, some CLECs and broadband providers found themselves with massive debt at a time when prices were dropping. In addition, the potential market for telecom providers has contracted in the slow economy, as business users have reevaluated their telecom needs. These segments are clearly the most troubled within the telecom sector and the Trust had very little exposure to these areas at June 30.

Q:  How have you positioned the Trust in recent months?

A: MR. SWAFFIELD: The Trust's largest weightings at June 30, 2001 were in cable television, wireless telecommunications and specialty chemicals. Cable operators have continued to generate subscriber and revenue growth, which has made them attractive in a slow-growth economy. Meanwhile, selected wireless telecom service providers, insulated from the weaker elements of the telecom sector, have continued to post impressive sales momentum. Finally, specialty chemical companies are less vulnerable to an economic slowdown than their commodity chemical counterparts, and have been boosted by growth in specialty niche markets.

Q:  Could you discuss some of the Trust's cable television investments?

A: MR. PAGE: Yes. The nation's cable industry has been marked by a massive consolidation over the past decade. Today, the 10 largest operators control more than 86% of the U.S. cable business, with around 60 million subscribers. Charter Communications is the nation's fourth largest cable network. Charter's revenues rose 21% in the first quarter, boosted by the industry's fastest subscriber growth, especially in Internet delivery.

    The Trust has also had investments in smaller cable operators,such as Insight Midwest Holdings, which have benefited from the surge of cable use in rural and smaller markets. In addition to their rapid revenue growth, smaller companies could be potential acquisition targets in the future.

Q: In light of the continued difficulties in some parts of the telecom sector, where have you invested the Trust's telecom investments?

A: MR. PAGE: Our largest telecom exposure is to mobile telephony, that is, car and mobile phones. To date, this sector has not participated significantly in the telecom credit decline I alluded to earlier. In this area, our largest investments have been Nextel Communica-tions and Voicestream PCS. Nextel provides digital wireless services in major metropolitan areas, primarily to business customers. The company serviced 6.7 million digital units at the end of 2000 and witnessed a 33% rise in revenues in the second quarter of 2001. As an indication of its financial soundness, as of June 30, Nextel's cash and short-term investments essentially offset its bank debt.

    Voicestream was recently acquired by Deutsche Telecom, an investment grade German telecom company. We expect this debt to be refinanced soon, given the credit strength of its parent. We also have investments in rural cellular providers. We believe these companies can continue to generate strong revenue growth, in part due to lower levels of competition.

Q:  What sort of chemical companies have you found attractive?

A: MR. SWAFFIELD: The Trust focused on chemical producers with products with a wide array of uses and, thus, less vulnerability to an economic downturn. For example, Lyondell Petrochemicals manufactures a broad range of intermediate and high performance chemicals, from polymers used in manufacturing processes to chemicals used in food processing and personal care products to a variety of refined petroleum products.

Q:  Could you comment on the Trust's use of leverage?

A: MR. SWAFFIELD: Yes. As shareholders know, the Trust has the capability to employ a limited amount of financial leverage to enhance the Trust's yield. In June, the Trust issued auction preferred shares, which represented a source of financing that was relatively cheaper than debt financing, such as bank loans or commercial paper. This financing also allowed the Trust to marginally increase its total amount of leverage. While that may, at times, slightly increase the volatility of the underlying assets, we believe the combined benefits of lower-cost financing and the ability to generate higher dividends will more than offset the higher risk.

Q:  What is your outlook for the loan market in the coming year?

A: MR. PAGE: There is not yet a strong body of evidence that the economy is turning around. Historically, it has taken at least six months for a series of rate cuts to begin re-invigorating the economy. In its Open Market Committee messages and Congressional testimony, the Fed has conveyed its concerns that weakness in the economy during the first half of 2001 has posed more of a threat than inflation. We believe that the Trust, with its broad diversification and exposure to defensive industries, should be well-positioned to withstand a continued slow economy. At some point, however, we believe that the economy should respond to lower interest rates and mount a recovery, resulting in more robust revenue growth and improved credit quality.

    MR. SWAFFIELD: It's also worth noting that, at this point in the interest rate cycle, the loan market is very favorably positioned from a risk standpoint relative to other fixed-income asset classes. With the Fed having already aggressively lowered rates, there is some concern among bond market participants that the Fed may be nearing the end of its rate reduction cycle. Because bond prices move in the opposite direction of rates, signs that the economy is starting to recover would likely result in lower bond prices. Thus, bonds are more vulnerable at this point in the rate cycle. Floating-rate loans, however, would enjoy rising returns in a rising-rate scenario. Together with the prospect of credit enhancement over time, we believe the longer-term outlook for the loan market is increasingly favorable.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Senior, Secured, Floating Rate
Interests -- 103.7%(2)

Principal
Amount      Borrower/Tranche Description                               Value
----------------------------------------------------------------------------

Advertising  -- 0.6%
----------------------------------------------------------------------------
               Lamar Media Corp.
$  2,000,000   Term loan, maturing March 1, 2006               $   2,006,666
               Trader.com
     298,685   Term loan, maturing December 31, 2006                 296,462
     201,315   Term loan, maturing December 31, 2007                 199,814
----------------------------------------------------------------------------
                                                               $   2,502,942
----------------------------------------------------------------------------

Aerospace & Defense  -- 2.0%
----------------------------------------------------------------------------
               Aircraft Braking Systems Corp.
$    817,135   Term loan, maturing September 30, 2005          $     819,178
               Alliant Techsystems, Inc.
     997,500   Term loan, maturing April 20, 2009                  1,011,319
               Dyncorp
     769,000   Term loan, maturing December 9, 2006                  775,008
               EG&G Technical Services, Inc.
     957,444   Term loan, maturing August 20, 2007                   923,933
               Fairchild Holdings Corporation
   2,149,529   Term loan, maturing April 30, 2006                  2,090,417
               Hexcel Corporation
   2,112,201   Term loan, maturing August 25, 2005                 2,122,762
               Transdigm Holding Company
     281,250   Term loan, maturing May 15, 2006                      282,393
     718,750   Term loan, maturing May 15, 2007                      722,119
----------------------------------------------------------------------------
                                                               $   8,747,129
----------------------------------------------------------------------------

Air Freight & Couriers  -- 0.3%
----------------------------------------------------------------------------
               Evergreen International Aviation, Inc.
$    212,812   Term loan, maturing April 30, 2002              $     191,808
   1,191,822   Term loan, maturing April 30, 2003                  1,074,188
     183,637   Term loan, maturing May 31, 2003                      165,512
----------------------------------------------------------------------------
                                                               $   1,431,508
----------------------------------------------------------------------------

Auto Components  -- 1.5%
----------------------------------------------------------------------------
               Accuride Corporation
$  1,940,000   Term loan, maturing January 21, 2007            $   1,781,566
               Exide Corporation
     982,921   Term loan, maturing March 18, 2005                    932,956
               Federal-Mogul Corporation
     771,051   Term loan, maturing February 24, 2004                 756,594
               MascoTech, Inc.
     999,000   Term loan, maturing May 31, 2007                      923,243
               Stanadyne Automotive Corporation
   1,466,804   Term loan, maturing December 10, 2004               1,455,803
               Tenneco Automotive
     426,429   Term loan, maturing December 31, 2007                 365,396
     426,429   Term loan, maturing December 31, 2008                 365,396
----------------------------------------------------------------------------
                                                                $  6,580,954
----------------------------------------------------------------------------

Broadcast Media  -- 3.4%
----------------------------------------------------------------------------
               CanWest Media, Inc.
$  2,148,019   Term loan, maturing May 15, 2008                $   2,158,222
   1,341,981   Term loan, maturing May 15, 2009                    1,348,355
               Citadel Communications Corp.
   1,000,000   Term loan, maturing December 31, 2008                 998,750
               Corus Entertainment
     990,000   Term loan, maturing August 31, 2007                   992,475
               Entravision Communications Corp.
   1,000,000   Term loan, maturing December 31, 2008               1,005,750
               Lin Television Corp.
     553,262   Term loan, maturing March 31, 2007                    550,841
   1,143,782   Term loan, maturing September 30, 2007              1,142,352
               Nexstar Finance, LLC
   1,000,000   Term loan, maturing July 12, 2007                     996,563
               Sinclair Broadcast Group, Inc.
   2,500,000   Term loan, maturing September 15, 2005              2,511,980
               Telemundo
   3,000,000   Term loan, maturing May 15, 2008                    3,013,125
----------------------------------------------------------------------------
                                                               $  14,718,413
----------------------------------------------------------------------------

Building and Development  -- 0.7%
----------------------------------------------------------------------------
               FFD Development Company, LLC
$     40,000   Revolving loan, maturing April 2, 2004          $      39,800
               Lennar Corporation
   2,985,000   Term loan, maturing May 2, 2007                     3,005,987
----------------------------------------------------------------------------
                                                               $   3,045,787
----------------------------------------------------------------------------

Cable Television -- 12.8%
----------------------------------------------------------------------------
               Century Cable Holdings, LLC
$  2,500,000   Term loan, maturing June 30, 2009               $   2,502,213
  12,500,000   Term loan, maturing December 31, 2009              12,483,793
               Charter Communications Operating, LLC
  14,000,000   Term loan, maturing March 18, 2008                 13,909,000
               Charter Communications VIII Operating, LLC
   5,000,000   Term loan, maturing February 2, 2008                4,995,935
               Chelsea Communications, Inc.
   3,877,886   Term loan, maturing December 31, 2004               3,873,039
               Classic Cable, Inc.
     868,421   Term loan, maturing October 31, 2007                  794,171
               Falcon Holding Group, L.P.
   1,950,000   Term loan, maturing December 31, 2007               1,927,575
               Insight Midwest Holdings, LLC
   9,000,000   Term loan, maturing December 31, 2009               9,073,125
               Mediacom USA, LLC
   1,000,000   Term loan, maturing September 30, 2008              1,000,938
               RCN Corporation
   2,500,000   Term loan, maturing June 30, 2007                   1,833,333
               UCA Corp.
   2,500,000   Term loan, maturing May 15, 2007                    2,503,125
----------------------------------------------------------------------------
                                                               $  54,896,247
----------------------------------------------------------------------------

Casinos & Gaming  -- 3.5%
----------------------------------------------------------------------------
               Alliance Gaming Corporation
$  3,000,000   Term loan, maturing November 30, 2006           $   3,009,645
               Aztar Corporation
   2,487,310   Term loan, maturing June 30, 2005                   2,481,091
               Boyd Gaming Corporation
     980,000   Term loan, maturing June 15, 2003                     972,650
     982,456   Term loan, maturing June 15, 2005                     975,088
               Horseshoe Gaming Holding Corp.
   1,964,000   Term loan, maturing September 30, 2006              1,967,683
               Isle of Capri Casinos
   1,429,116   Term loan, maturing March 2, 2006                   1,428,558
   1,250,477   Term loan, maturing March 2, 2007                   1,249,988
               Penn National Gaming, Inc.
   2,984,925   Term loan, maturing July 31, 2006                   3,002,357
----------------------------------------------------------------------------
                                                               $  15,087,060
----------------------------------------------------------------------------

Chemicals  -- 6.6%
----------------------------------------------------------------------------
               Arteva B.V. (Kosa)
$  2,848,780   Term loan, maturing December 31, 2006           $   2,802,844
               GEO Specialty Chemicals, Inc.
   2,000,000   Term loan, maturing December 31, 2007               2,011,250
               Huntsman Corporation
   3,407,665   Term loan, maturing September 30, 2003              2,953,311
               Huntsman Int'l
   2,057,370   Term loan, maturing June 30, 2006                   2,042,905
   1,225,000   Term loan, maturing June 30, 2007                   1,225,936
   1,225,000   Term loan, maturing June 30, 2008                   1,228,293
               IMC Global, Inc
   3,000,000   Term loan, maturing November 17, 2006               3,011,250
               Lyondell Petrochemical Company
   6,914,715   Term loan, maturing June 30, 2007                   7,117,834
               Messer Griesham GmbH
     701,626   Term loan, maturing April 30, 2009                    709,958
   1,298,374   Term loan, maturing April 30, 2010                  1,313,792
               Millenium Chemicals inc.
   1,000,000   Term loan, maturing June 30, 2006                   1,008,750
               PMD
   1,500,000   Term loan, maturing September 30, 2008              1,503,482
               Polymer Group, Inc.
   1,416,153   Term loan, maturing December 20, 2005               1,217,892
----------------------------------------------------------------------------
                                                               $  28,147,497
----------------------------------------------------------------------------

Commercial Services  -- 3.1%
----------------------------------------------------------------------------
               Advanstar Communications Inc.
$  1,782,857   Term loan, maturing November 17, 2007           $   1,790,101
               American Marketing Industries, Inc.
   1,333,207   Term loan, maturing November 30, 2002               1,066,566
     615,732   Term loan, maturing November 30, 2004                 492,586
               Coinmach Laundry Corporation
   2,898,946   Term loan, maturing June 30, 2005                   2,897,134
               Environmental Systems Products Hldgs, Inc.
     944,548   Term loan, maturing December 31, 2004                 789,485
     515,764   Term loan, maturing June 30, 2005*                    292,266
               Iron Mountain, Inc.
   1,992,500   Term loan, maturing February 28, 2006               2,012,602
               Metokote Corporation
     985,000   Term loan, maturing November 2, 2005                  960,375
               MSX International, Inc.
     985,000   Term loan, maturing December 31, 2006                 956,592
               Volume Services, Inc.
   1,940,761   Term loan, maturing December 31, 2002               1,947,433
----------------------------------------------------------------------------
                                                               $  13,205,140
----------------------------------------------------------------------------

Communications Equipment  -- 1.7%
----------------------------------------------------------------------------
               Amphenol Corporation
$    667,506   Term loan, maturing May 19, 2004                $     657,980
   4,629,137   Term loan, maturing May 19, 2006                    4,563,074
               CII Technologies
     964,642   Term loan, maturing March 15, 2004                    957,407
               Superior Telecom, Inc.
   1,340,239   Term loan, maturing November 27, 2005               1,076,977
----------------------------------------------------------------------------
                                                               $   7,255,438
----------------------------------------------------------------------------

Computer Software & Services  -- 0.8%
----------------------------------------------------------------------------
               Paul G. Allen
$  1,500,000   Term loan, maturing June 10, 2003               $   1,495,313
               Titan Corporation
   1,478,769   Term loan, maturing March 31, 2006                  1,465,830
     497,481   Term loan, maturing March 31, 2007                    493,128
----------------------------------------------------------------------------
                                                               $   3,454,271
----------------------------------------------------------------------------

Construction & Engineering -- 0.2%
----------------------------------------------------------------------------
               URS Corporation
$    468,876   Term loan, maturing June 9, 2006                $     470,048
     468,876   Term loan, maturing June 9, 2007                      470,048
----------------------------------------------------------------------------
                                                               $     940,096
----------------------------------------------------------------------------

Construction Materials -- 0.7%
----------------------------------------------------------------------------
               Formica Corporation
$    784,795   Term loan, maturing April 30, 2006              $     729,859
               Tapco International Corporation
       1,563   Term loan, maturing June 23, 2007                       1,516
         938   Term loan, maturing June 23, 2008                         909
               Trussway Industries, Inc.
     885,974   Term loan, maturing December 31, 2006                 810,816
               U.S. Aggregates, Inc.
   1,645,883   Term loan, maturing March 31, 2006                  1,316,705
      66,715   DIP loan, maturing December 31, 2001                   66,715
----------------------------------------------------------------------------
                                                               $   2,926,520
----------------------------------------------------------------------------

Containers & Packaging - Metal & Glass -- 1.6%
----------------------------------------------------------------------------
               Ball Corporation
$  3,450,817   Term loan, maturing March 10, 2006              $   3,422,062
               Impress Metal Packaging Holdings B.V.
     845,750   Term loan, maturing December 31, 2006                 839,407
               Silgan Holdings Inc.
     460,548   Revolving loan, maturing December 31, 2003            441,679
     169,457   Term loan, maturing December 31, 2004                 163,949
   1,979,487   Term loan, maturing June 30, 2005                   1,947,321
----------------------------------------------------------------------------
                                                                $  6,814,418
----------------------------------------------------------------------------

Containers & Packaging - Paper -- 3.4%
----------------------------------------------------------------------------
               Blue Ridge Paper Products, Inc.
$    886,181   Term loan, maturing March 31, 2006              $     886,181
               Gaylord Container Corporation
   1,904,545   Term loan, maturing June 19, 2004                   1,824,793
               Graphic Package International Corp.
     158,219   Term loan, maturing August 15, 2001                   157,428
               Greif Bros. Corporation
     990,942   Term loan, maturing February 28, 2008                 994,162
               Impaxx, Inc.
     965,000   Term loan, maturing December 31, 2005                 964,136
               Jefferson Smurfit Corporation
   5,000,000   Term loan, maturing March 24, 2006                  5,010,940
               Port Townsend Paper Corporation
   1,000,000   Term loan, maturing March 16, 2007                    987,500
               RIC Holding, Inc.
     834,371   Term loan, maturing February 28, 2004                 835,778
               Stone Container Corporation
   1,987,147   Term loan, maturing October 1, 2003                 1,995,614
     496,932   Term loan, maturing October 1, 2004                   498,692
     499,552   Term loan, maturing December 31, 2006                 500,738
----------------------------------------------------------------------------
                                                               $  14,655,962
----------------------------------------------------------------------------

Containers & Packaging - Plastics -- 1.1%
----------------------------------------------------------------------------
               Crown Cork & Seal Company, Inc.
$  3,000,000   Term loan, maturing February 4, 2002            $   2,977,500
               Graham Packaging Company
     974,948   Term loan, maturing January 31, 2007                  926,201
               Tekni-Plex, Inc.
     987,519   Term loan, maturing June 30, 2008                     952,956
----------------------------------------------------------------------------
                                                               $   4,856,657
----------------------------------------------------------------------------

Educational Services -- 0.9%
----------------------------------------------------------------------------
               Kindercare Learning Centers, Inc.
$  3,064,618   Term loan, maturing February 13, 2006           $   2,899,895
               Weekly Reader Corporation
     982,500   Term loan, maturing September 30, 2007                933,375
----------------------------------------------------------------------------
                                                               $  3,833,270
----------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.2%
----------------------------------------------------------------------------
               Knowles Electronics, Inc.
$    992,500   Term loan, maturing June 29, 2007               $     967,067
----------------------------------------------------------------------------
                                                               $     967,067
----------------------------------------------------------------------------

Entertainment -- 3.8%
----------------------------------------------------------------------------
               Blockbuster Entertainment Corp.
$  1,285,714   Revolving loan, maturing July 1, 2004           $   1,215,000
               Dreamworks Film Trust
   2,000,000   Term loan, maturing December 31, 2006               2,009,376
               Interval
     947,044   Term loan, maturing December 15, 2005                 934,614
     948,671   Term loan, maturing December 15, 2006                 936,219
               KSL Recreation Group, Inc.
     480,000   Term loan, maturing April 30, 2005                    479,600
     480,000   Term loan, maturing April 30, 2006                    480,000
   2,000,000   Term loan, maturing April 30, 2007                  2,010,626
               Metro-Goldwyn-Mayer Inc.
   5,000,000   Term loan, maturing December 31, 2006               4,976,250
               Six Flags Theme Parks Inc.
   3,000,000   Term loan, maturing September 30, 2005              3,027,000
-----------------------------------------------------------------------------
                                                               $  16,068,685
-----------------------------------------------------------------------------

Environmental Services -- 1.5%
-----------------------------------------------------------------------------
               Allied Waste Industries, Inc.
$    650,085   Term loan, maturing July 30, 2005               $     638,784
   1,280,470   Term loan, maturing July 30, 2006                   1,279,219
   1,536,564   Term loan, maturing July 30, 2007                   1,533,383
               International Technology Corporation
     980,000   Term loan, maturing June 11, 2004                     972,241
               Stericycle, Inc.
   1,800,000   Term loan, maturing November 10, 2006               1,811,624
-----------------------------------------------------------------------------
                                                               $   6,235,251
-----------------------------------------------------------------------------

Food Beverages & Tobacco -- 3.4%
-----------------------------------------------------------------------------
               CP Kelco U.S., Inc.
$  1,695,000   Term loan, maturing March 31, 2008              $   1,643,621
     565,000   Term loan, maturing September 30, 2008                547,874
               Del Monte Corporation
   3,990,000   Term loan, maturing March 31, 2008                  4,036,136
               Domino's Inc.
     506,781   Term loan, maturing December 21, 2006                 510,899
     508,112   Term loan, maturing December 21, 2007                 512,240
               Fleming Companies, Inc.
   2,551,461   Term loan, maturing July 25, 2004                   2,522,757
               Flowers Foods, Inc.
   1,500,000   Term loan, maturing June 30, 2006                   1,510,313
               Michael Foods, Inc.
   1,000,000   Term loan, maturing March 30, 2008                  1,008,125
               New World Pasta
     837,392   Term loan, maturing January 28, 2006                  788,345
               Nutra Sweet
   1,500,000   Term loan, maturing June 30, 2008                   1,488,750
               Pabst Brewing Company
     673,870   Term loan, maturing April 30, 2004                    611,195
----------------------------------------------------------------------------
                                                               $  15,180,255
----------------------------------------------------------------------------

Food Services -- 0.5%
----------------------------------------------------------------------------
               Buffets, Inc.
$  1,986,667   Term loan, maturing March 31, 2007              $   2,001,980
----------------------------------------------------------------------------
                                                               $   2,001,980
----------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 1.3%
----------------------------------------------------------------------------
               Charles River Laboratories, Inc.
$    480,000   Term loan, maturing October 13, 2007            $     484,200
               Conmed Corporation
   1,973,750   Term loan, maturing December 31, 2005               1,917,828
               Fisher Scientific International Inc.
   1,455,931   Term loan, maturing January 21, 2007                1,460,178
     999,475   Term loan, maturing January 21, 2008                1,002,390
               Stryker Corporation
     866,465   Term loan, maturing December 10, 2005                 871,069
----------------------------------------------------------------------------
                                                               $   5,735,665
----------------------------------------------------------------------------

Health Care - Providers & Services -- 3.0%
----------------------------------------------------------------------------
               Community Health Systems, Inc.
$  2,366,210   Term loan, maturing December 31, 2005           $   2,386,361
               Concentra Managed Care, Inc.
   1,130,457   Term loan, maturing December 31, 2005               1,123,039
     565,228   Term loan, maturing December 31, 2006                 561,519
               DaVita, Inc
   1,995,000   Term loan, maturing March 31, 2006                  2,011,922
               FHC Health Systems, Inc.
     938,940   Term loan, maturing April 30, 2005                    891,993
     938,940   Term loan, maturing April 30, 2006                    891,993
               Magellan Health Services, Inc.
      38,695   Term loan, maturing February 12, 2005                  38,748
      38,695   Term loan, maturing February 12, 2006                  38,748
               Sybron Dental Management
   1,990,000   Term loan, maturing November 28, 2007               2,004,304
               Team Health
     923,449   Term loan, maturing March 12, 2006                    900,732
               Triad Hospitals Holdings, Inc.
   2,000,000   Term loan, maturing March 31, 2008                  2,019,876
----------------------------------------------------------------------------
                                                               $  12,869,235
----------------------------------------------------------------------------

Hotels -- 2.3%
----------------------------------------------------------------------------
               Extended Stay America
$    194,172   Term loan, maturing December 31, 2003           $     192,230
   1,333,037   Term loan, maturing December 31, 2005               1,334,704
     767,442   Term loan, maturing December 31, 2006                 769,440
               Starwood Hotels & Resorts
   4,500,000   Term loan, maturing February 23, 2003               4,520,813
               Wyndham International, Inc.
   1,870,769   Term loan, maturing June 30, 2004                   1,855,958
   1,000,000   Term loan, maturing June 30, 2006                     984,583
----------------------------------------------------------------------------
                                                               $   9,657,728
----------------------------------------------------------------------------

Household Furnish & Appliances -- 1.5%
----------------------------------------------------------------------------
               Sealy Mattress Company
$  1,116,999   Term loan, maturing December 15, 2004           $   1,123,282
     805,066   Term loan, maturing December 15, 2005                 809,678
   1,028,982   Term loan, maturing December 15, 2006               1,034,770
               Simmons Company
     690,631   Term loan, maturing October 30, 2005                  692,487
   1,569,689   Term loan, maturing October 30, 2006                1,576,459
               Sleepmaster, LLC
   1,264,247   Term loan, maturing December 31, 2006               1,254,766
----------------------------------------------------------------------------
                                                               $   6,491,442
----------------------------------------------------------------------------

Household Products -- 1.7%
----------------------------------------------------------------------------
               Samsonite Corporation
$  1,969,543   Term loan, maturing June 24, 2006               $   1,895,685
               The Imperial Decor Home Group, Inc.
     250,119   Medium Term note, maturing April 4, 2006              250,119
               The Scotts Company
   2,997,115   Term loan, maturing December 31, 2007               3,018,137
               Werner Holding Co.
   1,935,112   Term loan, maturing November 30, 2004               1,925,436
----------------------------------------------------------------------------
                                                               $   7,089,377
----------------------------------------------------------------------------

Insurance -- 0.7%
----------------------------------------------------------------------------
               Willis Corroon Corporation
$    930,000   Term loan, maturing February 19, 2007           $     929,564
     944,381   Term loan, maturing February 19, 2008                 945,168
     944,381   Term loan, maturing August 19, 2008                   945,365
----------------------------------------------------------------------------
                                                               $   2,820,097
----------------------------------------------------------------------------

Leisure Equipment & Products -- 0.2%
----------------------------------------------------------------------------
               Bell Sports, Inc.
$    990,100   Term loan, maturing March 30, 2007              $     985,659
----------------------------------------------------------------------------
                                                               $     985,659
----------------------------------------------------------------------------

Machinery -- 1.1%
----------------------------------------------------------------------------
               Flowserve Corporation
$  2,477,218   Term loan, maturing June 30, 2008               $   2,495,178
               The Manitowoc Company
   2,000,000   Term loan, maturing June 30, 2007                   2,016,500
----------------------------------------------------------------------------
                                                               $   4,511,678
----------------------------------------------------------------------------

Manufacturing -- 5.5%
----------------------------------------------------------------------------
               Advanced Glassfiber Yarns LLC
$  1,524,149   Term loan, maturing September 30, 2005          $   1,527,959
               Citation Corporation
     957,611   Term loan, maturing December 1, 2007                  917,764
               Dayton Superior Corporation
   1,625,000   Term loan, maturing September 29, 2005              1,631,094
               Gentek, Inc.
     980,000   Term loan, maturing April 30, 2007                    938,350
   2,977,500   Term loan, maturing April 30, 2008                  2,888,175
               Mueller Group, Inc.
     491,250   Term loan, maturing August 17, 2006                   494,013
     491,250   Term loan, maturing August 17, 2007                   494,525
               Neenah Foundry Company
   1,847,928   Term loan, maturing September 30, 2005              1,792,490
               Panavision International, L.P.
   4,712,027   Term loan, maturing March 31, 2005                  3,969,883
               Panolam Industries, Inc.
     951,259   Term loan, maturing December 31, 2006                 927,477
               Polypore Incorporated
     947,170   Term loan, maturing December 31, 2006                 948,354
               SPX Corporation
   1,975,000   Term loan, maturing December 31, 2006               1,980,291
               Synthetic Industries, Inc.
     498,125   Term loan, maturing December 30, 2007                 459,899
               Tokheim Corporation
     375,868   Revolving loan, maturing December 5, 2005             375,868
   1,801,539   Term loan, maturing December 5, 2005                  630,539
     776,206   Term loan, maturing December 5, 2006                  737,396
   1,425,980   Term loan, maturing December 5, 2007                1,283,382
               UCAR Finance, Inc.
   1,761,061   Term loan, maturing December 31, 2007               1,700,367
----------------------------------------------------------------------------
                                                               $  23,697,826
----------------------------------------------------------------------------

Metals & Mining -- 0.5%
----------------------------------------------------------------------------
               Handy & Harman
$    956,053   Term loan, maturing July 30, 2006               $     951,572
               Stillwater Mining Company
   1,000,000   Term loan, maturing June 30, 2007                   1,005,000
----------------------------------------------------------------------------
                                                               $   1,956,572
----------------------------------------------------------------------------

Office Equipment & Supplies -- 0.3%
----------------------------------------------------------------------------
               Buhrmann, Inc.
$  1,424,874   Term loan, maturing December 31, 2007           $   1,427,842
----------------------------------------------------------------------------
                                                               $   1,427,842
----------------------------------------------------------------------------

Oil & Gas -- 0.8%
----------------------------------------------------------------------------
               Dresser, Inc.
$  3,500,000   Term loan, maturing March 31, 2007              $   3,546,375
----------------------------------------------------------------------------
                                                               $   3,546,375
----------------------------------------------------------------------------

Paper & Forest Products -- 0.8%
----------------------------------------------------------------------------
               Bear Island Paper Company, LLC
$  1,308,705   Term loan, maturing December 31, 2005           $   1,256,356
               Pacifica Papers, Inc.
   2,132,439   Term loan, maturing March 5, 2006                   2,137,105
----------------------------------------------------------------------------
                                                               $   3,393,461
----------------------------------------------------------------------------

Personal Products -- 1.0%
----------------------------------------------------------------------------
               Playtex Products, Inc.
$  4,000,000   Term loan, maturing May 31, 2009                $   4,039,000
----------------------------------------------------------------------------
                                                               $   4,039,000
----------------------------------------------------------------------------

Pharmaceuticals & Biotechnology -- 1.2%
----------------------------------------------------------------------------
               Advance Paradigm, Inc.
$  1,496,250   Term loan, maturing September 30, 2007          $   1,509,811
               Alliance Imaging, Inc.
     559,702   Term loan, maturing December 18, 2004                 561,800
     690,299   Term loan, maturing December 18, 2005                 692,887
               Bergen Brunswig Corporation
   2,519,808   Term loan, maturing October 19, 2001                2,528,206
----------------------------------------------------------------------------
                                                               $   5,292,704
----------------------------------------------------------------------------

Publishing & Printing -- 2.6%
----------------------------------------------------------------------------
               American Media Operations Inc.
$    989,985   Term loan, maturing April 1, 2007               $     992,584
     989,985   Term loan, maturing April 1, 2007                     992,584
               Liberty Group Operating, Inc.
   1,980,000   Term loan, maturing April 30, 2007                  1,965,150
               Merrill Corporation
     985,000   Term loan, maturing November 15, 2007                 608,238
               Morris Communications Corporation
   1,841,406   Term loan, maturing June 30, 2005                   1,832,199
               R.H. Donnelley Inc.
   1,044,679   Term loan, maturing December 5, 2005                1,039,672
     835,743   Term loan, maturing December 5, 2006                  831,738
               Reiman Publications
   1,843,660   Term loan, maturing November 30, 2005               1,851,151
               The Sheridan Group, Inc.
     980,386   Term loan, maturing January 30, 2005                  980,196
----------------------------------------------------------------------------
                                                               $  11,093,512
----------------------------------------------------------------------------

Real Estate -- 4.3%
----------------------------------------------------------------------------
               622 Third Ave Company LLC
$  2,000,000   Term loan, maturing May 9, 2003                 $   2,000,000
               American Skiing Company Resort Properties, Inc.
   1,285,714   Term loan, maturing December 31, 2002               1,285,714
               Crescent Real Estate Equities, L.P.
   2,500,000   Term loan, maturing May 31, 2005                    2,507,813
               Head Acquisition
   1,625,049   Term loan, maturing November 8, 2002                1,614,893
   2,359,337   Term loan, maturing November 8, 2002                2,344,591
               Heritage Property Investment Trust, Inc.
   2,000,000   Term loan, maturing March 18, 2004                  2,000,000
               HQ Global Workplaces, Inc.
   1,365,421   Term loan, maturing December 31, 2005               1,290,323
               iStar Walden
   3,500,000   Term loan, maturing June 30, 2003                   3,447,500
               OLY Hightop Parent
   2,000,000   Term loan, maturing March 31, 2006                  2,000,000
----------------------------------------------------------------------------
                                                               $  18,490,834
----------------------------------------------------------------------------

Restaurants -- 0.9%
----------------------------------------------------------------------------
               AFC Enterprises Inc.
$  1,795,540   Term loan, maturing June 30, 2004               $   1,797,784
               Applebee's International, Inc.
   1,981,657   Term loan, maturing March 31, 2006                  2,001,473
----------------------------------------------------------------------------
                                                               $   3,799,257
----------------------------------------------------------------------------

Retail - Food & Drug -- 2.3%
----------------------------------------------------------------------------
               Duane Reade Inc.
$    306,108   Term loan, maturing February 15, 2006           $     305,534
               Rite Aid Corporation
   5,000,000   Term loan, maturing June 27, 2005                   5,008,335
               SDM Corporation
     969,956   Term loan, maturing March 30, 2008                    976,966
     969,956   Term loan, maturing March 30, 2009                    976,966
               Winn-Dixie Stores
   2,493,750   Term loan, maturing March 28, 2007                  2,502,713
----------------------------------------------------------------------------
                                                               $   9,770,514
----------------------------------------------------------------------------

Retail - General Merchandise -- 1.9%
----------------------------------------------------------------------------
               Ames Merchandising Corporation
$  2,250,000   Revolving loan, maturing March 31, 2004         $   2,247,188
     750,000   Term loan, maturing March 31, 2004                    745,313
               Service Merchandise
   2,500,000   Term loan, maturing April 14, 2004                  2,500,000
               Shopko Stores, Inc.
   2,500,000   Term loan, maturing March 12, 2004                  2,493,750
----------------------------------------------------------------------------
                                                               $   7,986,251
----------------------------------------------------------------------------

Retail - Specialty -- 2.8%
----------------------------------------------------------------------------
               Advance Stores Company, Inc.
$  1,960,939   Term loan, maturing April 15, 2006              $   1,924,171
               CSK Auto, Inc.
     840,000   Revolving loan, maturing October 31, 2002             762,300
     995,951   Term loan, maturing October 31, 2004                  911,918
               Jo-Ann Stores, Inc.
   2,500,000   Term loan, maturing April 30, 2005                  2,495,313
               Stage Stores, Inc.
   2,173,333   Term loan, maturing June 2, 2003                    2,173,333
               Travelcenters of America, Inc.
   3,500,000   Term loan, maturing November 8, 2008                3,530,625
----------------------------------------------------------------------------
                                                               $  11,797,660
----------------------------------------------------------------------------

Road & Rail -- 0.8%
----------------------------------------------------------------------------
               Kansas City Southern Industries, Inc.
$  1,990,000   Term loan, maturing December 29, 2006           $   2,006,634
               Quality Distribution, Inc.
     811,458   Term loan, maturing August 28, 2005                   755,128
     554,854   Term loan, maturing February 28, 2006                 517,910
----------------------------------------------------------------------------
                                                               $   3,279,672
----------------------------------------------------------------------------

Semiconductor Equipment & Products -- 0.3%
----------------------------------------------------------------------------
               Semiconductor Components Industries, LLC
$    722,222   Term loan, maturing August 4, 2006              $     585,722
     777,778   Term loan, maturing August 4, 2007                    630,778
----------------------------------------------------------------------------
                                                               $   1,216,500
----------------------------------------------------------------------------

Telecommunications - Wireline -- 2.1%
----------------------------------------------------------------------------
               Alec Holdings, Inc.
$    750,000   Term loan, maturing November 30, 2006           $     725,938
     750,000   Term loan, maturing November 30, 2007                 722,500
               Broadwing Inc.
   4,250,000   Term loan, maturing December 31, 2005               4,174,864
               Davel Communications
   2,457,357   Term loan, maturing June 23, 2005*                    141,298
               Fairpoint Communications, Inc.
   2,946,701   Term loan, maturing March 31, 2006                  2,939,334
               Globenet Communication Holdings Ltd.
     678,437   Term loan, maturing September 30, 2005*               379,925
----------------------------------------------------------------------------
                                                               $   9,083,859
----------------------------------------------------------------------------

Telecommunications - Wireless -- 7.7%
----------------------------------------------------------------------------
               American Cellular Corporation
$    418,431   Term loan, maturing March 31, 2007              $     414,629
     548,289   Term loan, maturing March 31, 2008                    543,307
               Centennial Cellular Corp.
   1,206,499   Term loan, maturing November 30, 2006               1,193,115
   1,206,439   Term loan, maturing November 30, 2007               1,193,181
               Dobson Operating Company
   1,522,273   Term loan, maturing December 31, 2007               1,512,758
               Microcell Connexions
   3,000,000   Term loan, maturing December 30, 2005               2,700,000
               Nextel Communications, Inc.
   2,000,000   Term loan, maturing June 30, 2008                   1,841,250
   2,000,000   Term loan, maturing December 30, 2008               1,841,250
   1,000,000   Term loan, maturing March 31, 2009                    901,591
               Rural Cellular Corporation
   1,000,000   Term loan, maturing April 6, 2008                     981,250
   1,000,000   Term loan, maturing April 6, 2009                     980,250
               Sygnet Operating Company (Dobson)
     444,421   Term loan, maturing March 31, 2007                    436,866
     313,468   Term loan, maturing December 31, 2007                 308,766
               Telecorp PCS
   2,500,000   Term loan, maturing January 17, 2008                2,470,832
               Tritel Holding Corp.
   2,000,000   Term loan, maturing December 31, 2007               2,003,126
               Voicestream PCS Holdings, LLC
   4,088,889   Term loan, maturing December 31, 2008               4,090,856
   4,900,000   Term loan, maturing June 30, 2009                   4,896,937
               Western Wireless
   4,000,000   Term loan, maturing September 30, 2008              3,989,584
               Winstar Communications, Inc.
     215,667   DIP loan, maturing December 31, 2001                  204,883
   2,000,000   Term loan, maturing September 30, 2007*               422,858
----------------------------------------------------------------------------
                                                               $  32,927,289
----------------------------------------------------------------------------

Textiles & Apparel -- 1.2%
----------------------------------------------------------------------------
               Joan Fabrics Corporation
$  1,251,434   Term loan, maturing June 30, 2005               $   1,190,948
   1,868,676   Term loan, maturing June 30, 2006                   1,778,357
               Pillowtex Corporation
     465,596   Term loan, maturing December 31, 2004                 215,920
               The William Carter Company
   2,083,372   Term loan, maturing October 31, 2003                2,079,899
----------------------------------------------------------------------------
                                                               $   5,265,124
----------------------------------------------------------------------------

Theaters -- 0.4%
----------------------------------------------------------------------------
               Edwards Megaplex Holdings, LLC
$  1,000,000   Term loan, maturing August 25, 2006*            $     956,667
               Hollywood Theater Holdings, Inc.
     923,676   Term loan, maturing March 31, 2006                    785,125
----------------------------------------------------------------------------
                                                               $   1,741,792
----------------------------------------------------------------------------

Utilities -- 0.2%
----------------------------------------------------------------------------
               Western Resources Inc.
$    735,000   Term loan, maturing March 17, 2003              $     740,145
----------------------------------------------------------------------------
                                                               $     740,145
----------------------------------------------------------------------------
Total Senior, Secured, Floating Rate Interests
  (identified cost $455,720,021)                               $ 444,259,617
----------------------------------------------------------------------------

Corporate Bonds & Notes -- 8.7%

Principal Amount
(000's omitted)       Security                                      Value
----------------------------------------------------------------------------

Aerospace and Defense -- 0.0%
----------------------------------------------------------------------------
               Alliant Techsystems, Inc., Sr. Sub Notes
$        190   8.50%, 5/15/11                                  $     192,850
----------------------------------------------------------------------------
                                                               $     192,850
----------------------------------------------------------------------------

Airlines -- 0.2%
----------------------------------------------------------------------------
               Northwest Airlines, Inc.
$        750   8.875%, 6/1/06                                  $     725,269
----------------------------------------------------------------------------
                                                               $     725,269
----------------------------------------------------------------------------

Apparel -- 0.2%
----------------------------------------------------------------------------
               William Carter Co., Sr. Sub. Notes
$      1,000   10.375%, 12/1/06                                $   1,035,000
----------------------------------------------------------------------------
                                                               $   1,035,000
----------------------------------------------------------------------------

Auto and Parts -- 0.2%
----------------------------------------------------------------------------
               J.L. French Automotive Casting
$        750   11.50%, 6/1/09                                  $     277,500
               Key Plastics, LLC
          44   Jr Secured Sub Note, 4/26/07                           44,009
         118   Sr Secured Sub Note, 4/26/07                          118,465
----------------------------------------------------------------------------
                                                               $     439,974
----------------------------------------------------------------------------

Broadcasting and Cable -- 1.6%
----------------------------------------------------------------------------
               Charter Communication Holdings, Sr. Notes
$      1,500   10.75, 10/1/09                                  $   1,586,250
               Mediacom LLC/Capital Corp., Sr. Notes
       1,000   9.50%, 1/15/13                                        965,000
               NTL, Inc.
       1,500   11.50%, 10/1/08                                       997,500
               Pegasus Commerce
       1,000   9.75%, 12/1/06                                        885,000
               Pegasus Satellite, Sr. Notes
       1,000   12.375%, 8/1/06                                       945,000
               Sinclair Broadcast Group
         150   9.00%, 7/15/07                                        145,500
               Telewest PLC
       1,000   11.25%, 11/1/08                                       895,000
               United Pan-Europe Communications NV, Sr. Notes
       1,000   10.875%, 8/1/09                                       357,500
----------------------------------------------------------------------------
                                                               $   6,776,750
----------------------------------------------------------------------------

Building Materials -- 0.2%
----------------------------------------------------------------------------
               Ryland Group, Sr. Notes
$      1,000   9.125%, 6/15/11                                 $   1,005,000
----------------------------------------------------------------------------
                                                               $   1,005,000
----------------------------------------------------------------------------

Business Services -- Miscellaneous -- 0.2%
----------------------------------------------------------------------------
               Anthony Crane Rentals, Sr. Notes
$        500   10.375%, 8/1/08                                 $     257,500
               Coinmach Corp. Sr. Notes
         500   11.75%, 11/15/05                                      515,000
               NationsRent, Inc., Sr. Sub. Notes
       1,000   10.375%, 12/15/08                                     235,000
               Richmont Marketing Special, Sr. Sub. Notes
       1,000   10.125%, 12/15/07*                                     56,250
----------------------------------------------------------------------------
                                                               $   1,063,750
----------------------------------------------------------------------------

Consumer Products -- 0.0%
----------------------------------------------------------------------------
               Glenoit Corp., Sr. Sub. Notes
$        500   11.00%, 4/15/07*                                $      21,875
----------------------------------------------------------------------------
                                                               $      21,875
----------------------------------------------------------------------------

Electronic Components -- Semiconductors -- 0.2%
----------------------------------------------------------------------------
               Fairchild Semiconductor
$        750   10.50%, 2/1/09                                  $     735,000
----------------------------------------------------------------------------
                                                               $     735,000
----------------------------------------------------------------------------

Engines -- 0.1%
----------------------------------------------------------------------------
               Briggs and Stratton, Sr. Notes
$        250   8.875%, 3/15/11                                 $     253,750
----------------------------------------------------------------------------
                                                               $     253,750
----------------------------------------------------------------------------

Entertainment -- 0.2%
----------------------------------------------------------------------------
               Premier Parks, Inc.
$      1,000   9.75%, 6/15/07                                  $   1,010,000
----------------------------------------------------------------------------
                                                               $   1,010,000
----------------------------------------------------------------------------

Furniture and Appliances -- 0.1%
----------------------------------------------------------------------------
               Fedders North America
$        500   9.375%, 8/15/07                                 $     447,500
----------------------------------------------------------------------------
                                                               $     447,500
----------------------------------------------------------------------------

Gaming -- 0.6%
----------------------------------------------------------------------------
               Anchor Gaming
$      1,500   9.875%, 10/15/08                                $   1,601,250
               Penn National Gaming, Inc., Sr. Sub Notes
       1,000   11.125%, 3/1/08                                     1,005,000
----------------------------------------------------------------------------
                                                               $   2,606,250
----------------------------------------------------------------------------

Household Products -- 0.1%
----------------------------------------------------------------------------
               Playtex Products, Inc.
$        250   9.375%, 6/1/11                                  $     255,625
----------------------------------------------------------------------------
                                                               $     255,625
----------------------------------------------------------------------------

Information Services -- 0.0%
----------------------------------------------------------------------------
               Psinet, Inc
$      1,250   11.50%, 11/1/08*                                $      81,250
----------------------------------------------------------------------------
                                                               $      81,250
----------------------------------------------------------------------------

Lodging and Gaming -- 1.4%
----------------------------------------------------------------------------
               Coast Hotels and Casino, Inc., Sr. Sub. Notes
$        500   9.50%, 4/1/09                                   $     513,750
               Hollywood Casino Shreveport, 1st Mtg. Notes
         500   13.00%, 8/1/06                                        527,500
               Hollywood Casino, Sr. Sub. Notes
       1,000   11.25%, 5/1/07                                      1,060,000
               Majestic Star Casino, LLC
         740   10.875%, 7/1/06                                       669,700
               Mandalay Resort Group, Sr. Sub. Notes
       1,000   10.25%, 8/1/07                                      1,052,500
               MGM Mirage, Inc.
       1,000   9.75%, 6/1/07                                       1,072,500
               Sun International Hotels, Sr. Sub. Notes
       1,000   9.00%, 3/15/07                                      1,015,000
----------------------------------------------------------------------------
                                                               $   5,910,950
----------------------------------------------------------------------------
Manufacturing -- 0.5%
----------------------------------------------------------------------------
               Foamex L.P.
$      1,000   9.875%, 6/15/07                                 $     665,000
               Insilco Corp.
       1,000   12.00%, 8/15/07                                       475,000
               Transdigm Inc.
       1,000   10.375%, 12/1/08                                      985,000
----------------------------------------------------------------------------
                                                               $   2,125,000
----------------------------------------------------------------------------

Medical Services -- 0.0%
----------------------------------------------------------------------------
               Magellan Health Services, Sr. Notes
$        100   9.375%, 11/15/07                                $     102,125
----------------------------------------------------------------------------
                                                               $     102,125
----------------------------------------------------------------------------

Oil and Gas -- Equipment and Services -- 0.3%
----------------------------------------------------------------------------
               R&B Falcon Corp.
$        500   9.50%, 12/15/08                                 $     580,812
               SESI, LLC
         500   8.875%, 5/15/11                                       512,500
----------------------------------------------------------------------------
                                                               $   1,093,312
----------------------------------------------------------------------------

Oil and Gas -- Exploration and Production -- 0.3%
----------------------------------------------------------------------------
               Western Natural Gas
$      1,000   10.00%, 6/15/09                                 $   1,075,000
-----------------------------------------------------------------------------
                                                               $   1,075,000
-----------------------------------------------------------------------------

Printing and Business Products -- 0.3%
-----------------------------------------------------------------------------
               MDC Communications Corp., Sr. Sub. Notes
$      1,250   10.50%, 12/1/06                                 $   1,156,250
-----------------------------------------------------------------------------
                                                               $   1,156,250
-----------------------------------------------------------------------------

Publishing -- 0.4%
-----------------------------------------------------------------------------
               American Lawyer Media
$      1,000   9.75%, 12/15/07                                 $     935,000
               Von Hoffman Press, Inc., Sr. Sub. Notes
         750   10.875%, 5/15/07                                      678,750
-----------------------------------------------------------------------------
                                                               $   1,613,750
-----------------------------------------------------------------------------

REITS -- 0.1%
-----------------------------------------------------------------------------
               Felcor Lodging L.P., Sr. Notes
$        375   8.50%, 6/1/11                                   $     360,000
----------------------------------------------------------------------------
                                                               $     360,000
----------------------------------------------------------------------------

Restaurants -- 0.1%
----------------------------------------------------------------------------
               AFC Enterprises, Inc., Sr. Sub Notes
$        550   10.25%, 5/15/07                                 $     574,750
----------------------------------------------------------------------------
                                                               $     574,750
----------------------------------------------------------------------------

Retail -- Food and Drug -- 0.2%
----------------------------------------------------------------------------
               Pantry, Inc., Sr. Sub. Notes
$      1,000   10.25%, 10/15/07                                $     975,000
----------------------------------------------------------------------------
                                                               $     975,000
----------------------------------------------------------------------------

Retail -- General -- 0.2%
----------------------------------------------------------------------------
               Kindercare Learning Centers, Inc., Sr. Sub. Notes
$      1,000   9.50%, 2/15/09                                  $     995,000
----------------------------------------------------------------------------
                                                               $     995,000
----------------------------------------------------------------------------

Telecommunications -- Services -- 0.2%
----------------------------------------------------------------------------
               Global Crossing Holding Ltd.
$      1,000   9.50%, 11/15/09                                 $     787,500
----------------------------------------------------------------------------
                                                               $     787,500
----------------------------------------------------------------------------

Transportation -- 0.2%
----------------------------------------------------------------------------
               Pacer International, Inc.
$        750   11.75%, 6/1/07                                  $     727,500
-----------------------------------------------------------------------------
                                                               $     727,500
-----------------------------------------------------------------------------

Wireless Communication Services -- 0.1%
-----------------------------------------------------------------------------
               Dobson/Signet Communications Corp.
$        625   12.25%, 12/15/08                                $     634,375
-----------------------------------------------------------------------------
                                                               $     634,375
-----------------------------------------------------------------------------

Wireless Equipment -- 0.1%
-----------------------------------------------------------------------------
               SBA Communication Corp., Sr. Notes
$        265   10.25%, 2/1/09                                  $     243,800
-----------------------------------------------------------------------------
                                                               $     243,800
-----------------------------------------------------------------------------

Wireless Communication Services --
International -- 0.2%
-----------------------------------------------------------------------------
               Primus Telecom Group, Sr. Notes
$      1,000   11.25%, 1/15/09                                 $     235,000
               Versatel Telecom BV, Sr. Notes
       1,500   11.875%, 7/15/09                                      547,500
               Viatel, Inc., Sr. Notes
       1,000   11.50%, 3/15/09*                                       30,000
----------------------------------------------------------------------------
                                                               $     812,500
----------------------------------------------------------------------------

Wireline Communication Services --
North America -- 0.2%
----------------------------------------------------------------------------
               Metromedia Fiber Network, Sr. Notes
$        500   10.00%, 11/15/08                                $     192,500
         500   10.00%, 12/15/09                                      192,500
               Williams Communications Group, Inc., Sr. Notes
       1,000   10.875%, 10/1/09                                      410,000
----------------------------------------------------------------------------
                                                               $     795,000
----------------------------------------------------------------------------

Total Corporate Bonds & Notes
  (identified cost $46,067,022)                                $  36,631,655
----------------------------------------------------------------------------

Common Stocks and Warrants -- 1.0%

Shares/
Warrants             Security                                        Value
-----------------------------------------------------------------------------
     164,907   Carlyle-Key Partners, L.P.*                     $     164,907
          15   Key Plastics LLC Preferred Stock (Series A)*           15,231
           7   KAC Mezzanine Holdings Co. Warrants Class A*                0
           6   KAC Mezzanine Holdings Co. Warrants Class B*                0
         488   Environmental Systems Products Holdings
               Common Stock*                                           5,613
       2,992   Environmental Systems Products Holdings
               Preferred (Series A)*                                  34,408
       3,144   Exide Corporation Warrants*                                 0
      90,043   Imperial Home Decor Group Holding
               Common Stock*                                               0
      90,043   IHGD Realty Common Stock*                                   0
         163   Tokheim Corporation Preferred Stock (Series A)*             0
      11,086   Tokheim Corporation Stock Warrants*                         0
     500,000   Van Kampen Senior Income Trust                      3,900,000
----------------------------------------------------------------------------

Total Common Stocks and Warrants
  (identified cost $4,416,307)                                 $   4,085,751
----------------------------------------------------------------------------

Total Investments -- 113.4%
  (identified cost, $506,203,350)                              $ 484,977,023
----------------------------------------------------------------------------

Other Assets, Less Liabilities -- (13.4%)                      $ (57,332,383)
----------------------------------------------------------------------------

Net Assets -- 100%                                             $ 427,644,640
----------------------------------------------------------------------------

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Senior secured floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate intrests will have an expected average life of approximately two to four years.
  * Non-income producing.

Note: At June 30, 2001, the Trust had unfunded commitments amounting to $5,118,659 under various revolving credit agreements.

                       See notes to financial statements.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

---------------------------------------------------------------------------
FINANCIAL STATEMENTS
---------------------------------------------------------------------------

Statement of Assets and Liabilities

As of June 30, 2001

Assets
---------------------------------------------------------------------------
Investments, at value
  (identified cost, $506,203,350)                              $484,977,023
Cash                                                             10,950,134
Receivable for investments sold                                       8,848
Dividends and interest receivable                                 3,659,789
Prepaid expenses                                                     64,035
---------------------------------------------------------------------------
Total assets                                                   $499,659,829
---------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------
Amounts due under commercial paper program                     $ 71,000,000
Miscellaneous liabilities                                           149,566
Deferred facility fee income                                         33,973
Payable to affiliate for Trustees' fees                               5,435
Accrued expenses:
  Interest                                                          485,656
  Operating expense                                                 340,559
---------------------------------------------------------------------------
Total liabilities                                              $ 72,015,189
---------------------------------------------------------------------------
Net Assets                                                     $427,644,640
---------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------
Auction Preferred Shares, $0.01 par value; unlimited
  number of shares authorized, 4,400 shares issued and
  outstanding at $25,000 per share                             $110,000,000
Common Shares, $0.01 par value; unlimited number of shares
  authorized 35,866,282 shares issued and outstanding               358,663
Additional paid-in capital                                      356,157,913
Accumulated net realized loss (computed on the basis of
  identified cost)                                              (20,036,138)
Accumulated undistributed net investment income                   2,390,529
Net unrealized depreciation (computed on the basis
  of identified cost)                                           (21,226,327
---------------------------------------------------------------------------
Net Assets                                                     $427,644,640
---------------------------------------------------------------------------
Net assets applicable to preferred shareholders --
Auction Preferred Shares at liquidation value                  $110,000,000
Cumulative undeclared dividends                                      47,014
---------------------------------------------------------------------------
Total net assets                                               $110,047,014
---------------------------------------------------------------------------
Net assets applicable to common shareholders                   $317,597,626
---------------------------------------------------------------------------
Total net assets                                               $427,644,640
---------------------------------------------------------------------------

Net Asset Value Per Common Share
---------------------------------------------------------------------------
($317,597,626 / 35,866,282 common shares
  issued and outstanding)                                      $       8.86
---------------------------------------------------------------------------

Statement of Operations

For the Year Ended
June 30, 2001

Investment Income
----------------------------------------------------------------------------
Interest                                                       $ 44,711,061
Dividends                                                           421,150
Facility fees earned                                                555,651
Miscellaneous                                                        28,349
----------------------------------------------------------------------------
Total investment income                                        $ 45,716,211
----------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------
Investment adviser fee                                         $  3,992,329
Administration fee                                                1,174,160
Trustees' fees and expenses                                          19,280
Interest                                                          8,321,140
Custodian fee                                                       193,787
Legal and accounting services                                       167,372
Printing and postage                                                103,555
Loan program structuring expense                                     89,585
Transfer and dividend disbursing agent fees                          64,215
Registration fees                                                    34,902
Preferred shares remarketing agent fee                                3,014
Miscellaneous                                                       433,865
----------------------------------------------------------------------------
Total expenses                                                 $ 14,597,204
----------------------------------------------------------------------------
Net investment income                                          $ 31,119,007
----------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)              $(18,671,667)
----------------------------------------------------------------------------
Net realized loss                                              $(18,671,667)
----------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                          $(13,758,281)
----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           $(13,758,281)
----------------------------------------------------------------------------

Net realized and unrealized loss                               $(32,429,948)
----------------------------------------------------------------------------

Net decrease in net assets from operations                     $ (1,310,941)
----------------------------------------------------------------------------

                       See notes to financial statements.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

Increase (Decrease)                                         Year Ended              Year Ended
in Net Assets                                              June 30, 2001           June 30, 2000
--------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                    $  31,119,007            $  30,956,473
  Net realized loss                                          (18,671,667)              (1,240,715)
  Net change in unrealized appreciation
    (depreciation)                                           (13,758,281)              (8,344,561)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                               $  (1,310,941)           $  21,371,197
--------------------------------------------------------------------------------------------------
Distributions to shareholders --
  Common Shareholders --
    From net investment income                             $ (31,484,729)           $ (30,851,144)
  In excess of net realized gains                                   --                   (422,676)
--------------------------------------------------------------------------------------------------
Total distributions to shareholders                        $ (31,484,729)           $ (31,273,820)
--------------------------------------------------------------------------------------------------
Capital share transactions --
  Proceeds from sale of preferred shares                   $ 110,000,000            $        --
  Reinvestment of distributions to shareholders                1,875,187                     --
  Offering costs and preferred shares underwriting
    discounts                                                 (1,237,500)                    --
--------------------------------------------------------------------------------------------------
Net increase in net assets from
  capital share transactions                               $ 110,637,687            $        --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      $  77,842,017            $  (9,902,623)
--------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------
At beginning of year                                       $ 349,802,623            $ 359,705,246
--------------------------------------------------------------------------------------------------
At end of year                                             $ 427,644,640            $ 349,802,623
--------------------------------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------------------------------------------
At end of year                                             $   2,390,529            $   2,756,251
--------------------------------------------------------------------------------------------------

Statement of Cash Flows

                                                                               Year Ended
Increase (Decrease) in Cash                                                    June 30, 2001
-------------------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchases of loan interests and corporate bonds                            $ (333,608,350)
  Proceeds from sales and principal repayments                                  268,189,039
  Interest and dividends received                                                46,106,701
  Facility fees received                                                           (697,723)
  Miscellaneous income received                                                      37,099
  Interest paid                                                                  (8,542,852)
  Prepaid                                                                           (14,588)
  Operating expenses paid                                                        (6,124,244)
  Net increase in short-term investments                                         18,699,922
-------------------------------------------------------------------------------------------
Net cash used for operating activities                                       $  (15,954,996)
-------------------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from preferred shares sold                                           110,000,000
  Offering costs and preferred shares underwriting discount                      (1,237,500)
  Cash distributions paid                                                       (29,722,182)
  Net decrease in amounts due under commercial paper program                    (58,000,000)
-------------------------------------------------------------------------------------------
Net cash from financing activities                                           $   21,040,318
-------------------------------------------------------------------------------------------

Net increase in cash                                                         $    5,085,322
-------------------------------------------------------------------------------------------

Cash at beginning of year                                                    $    5,864,812
-------------------------------------------------------------------------------------------

Cash at end of year                                                          $   10,950,134
-------------------------------------------------------------------------------------------

Reconciliation of Net Decrease in Net Assets
From Operations to Net Cash
Used for Operating Activities
-------------------------------------------------------------------------------------------
Net decrease in net assets from operations                                   $   (1,310,941)
Decrease in receivable for investments sold                                       1,051,235
Increase in dividends and interest receivable                                       974,490
Increase in prepaid expenses                                                        (14,588)
Decrease in deferred facility fee income                                         (1,272,484)
Increase in miscellaneous liability                                                   8,750
Decrease in payable to affiliate                                                     (1,142)
Decrease in accrued expenses                                                        (68,750)
Decrease in payable for investments purchased                                    (2,575,625)
Net increase in investments                                                     (12,745,941)
-------------------------------------------------------------------------------------------
Net cash used for operating activities                                       $  (15,954,996)
-------------------------------------------------------------------------------------------

                       See notes to financial statements.

Financial Highlights

                                                                                     Year Ended June 30,
                                                                           2001(1)         2000            1999(1)(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year (Common Shares)                    $      9.810     $     10.090     $     10.000
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                   $      0.872     $      0.868     $      0.539
Net realized and unrealized gain (loss)                                       (0.908)          (0.271)           0.036
----------------------------------------------------------------------------------------------------------------------
Total income from operations                                            $     (0.036)    $      0.597     $      0.575
----------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income                                              $     (0.882)    $     (0.865)    $     (0.465)
In excess of net investment income                                              --             (0.012)    $       --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $     (0.882)    $     (0.877)    $     (0.465)
----------------------------------------------------------------------------------------------------------------------
Preferred and Common shares offering costs charged to paid-in capital   $     (0.001)    $       --       $     (0.020)
----------------------------------------------------------------------------------------------------------------------
Preferred Shares underwriting discounts                                 $     (0.031)    $       --       $         --
----------------------------------------------------------------------------------------------------------------------
Net asset value -- End of year (Common Shares)                          $      8.860     $      9.810     $     10.090
----------------------------------------------------------------------------------------------------------------------
Market value -- End of year (Common Shares)                             $      8.940     $      9.313     $     10.000
----------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                                 5.65%            2.00%            4.93%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data+++
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                                 $    427,645     $    349,803     $    359,705
Ratios (As a percentage of net assets attributable to common shares):
    Net expenses(4)                                                             1.89%            1.84%            1.65%(5)
    Interest expense                                                            2.50%            2.41%            2.02%(5)
    Total expense(4)                                                            4.39%            4.25%            3.67%
    Net investment income(4)                                                    9.37%            8.73%            8.17%(5)
Portfolio Turnover                                                                37%              63%              27%
----------------------------------------------------------------------------------------------------------------------
 + The operating expenses of the Trust may reflect a reduction of the investment adviser fee and the administation fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of net assets attributable to common shares):
    Expenses                                                                                                      1.97%(5)
    Interest expense                                                                                              2.02%(5)
    Net investment income                                                                                         7.85%(5)
Net investment income per share                                                                           $      0.518
++ The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets, including amounts related to preferred shares since the initial offering of the preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
    Net expenses(4)                                                             1.88%
    Interest expense                                                            2.50%
    Total expenses(4)                                                           4.38%
    Net investment income(4)                                                    9.33%
----------------------------------------------------------------------------------------------------------------------
Senior Securities:
    Total preferred shares outstanding                                  $      4,400
    Asset coverage per preferred shares(6)                              $     97,192
    Involuntary liquidation preference per preferred share(7)           $     25,000
    Approximate market value per preferred share(7)                     $     25,000
----------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, October 30, 1998, to June 30, 1999.
(3) Total return is calculated assuming a purchase at market value on the first day and a sale at the market value on the last day of the period reported. Dividends and distributions, if any, are assumed reinvested on the reinvestment date. Total return is not computed on an annualized basis.
(4) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leverage capital structure.
(5) Annualized.
(6) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.
(7) Plus accumulated and unpaid dividends.

                                           See notes to financial statements

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Senior Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital, by investing primarily in senior, secured floating rate loans. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Trust's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed liquid because reliable market quotations are readily available for them. Liquid loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral;
  (iii) the creditworthiness of the Borrower, based on evaluations of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar loans and the market environment and investor attitudes towards the Senior Loan and interests in similar loans; (v) the reputation and financial condition of the agent and any intermediate participant in the loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps is determined by changes in the relationship between two rates of interest. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Trust was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Trust was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The Trust will adopt the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin accreting market discounts on debt securities effective July 1, 2001. Prior to this date, the Trust did not accrete market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding increase in net unrealized depreciation based on securities held as of June 30, 2001.

  C Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At June 30, 2001, the Trust, for federal income tax purposes, had a capital loss carryover of $1,925,241, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on June 30, 2009.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F Offering Costs -- Costs incurred by the Trust in connection with the initial offering of Trust shares were recorded as a reduction of paid-in capital.

  G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

2 Auction Preferred Shares (APS)
--------------------------------------------------------------------------------
  The Trust issued 2,200 shares of Auction Preferred Shares Series A and 2,200 shares of Auction Preferred Shares Series B on June 27, 2001 in a public offering. The underwriting discount and other offering costs were recorded as a reduction to additional paid-in capital. Dividends on the APS, which accrue daily, are paid cumulativly at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates at June 30, 2001 were 3.90% and 3.90% for Series A and Series B Shares, respectively. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

  The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3 Distributions to Shareholders
--------------------------------------------------------------------------------
  The Trust intends to make monthly distributions to common shareholders of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on June 30, 2001 was 3.90% and 3.90%, for Series A and Series B Shares, respectively. For the year ended June 30, 2001, the Trust accrued dividends to Auction Preferred shareholders amounting to $23,507 and $23,507 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 3.90% and 3.90%, respectively.

4 Common Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

                                                  Year Ended June 30,
                                                  2001           2000
--------------------------------------------------------------------------------
Issued to shareholders electing to
  receive payments of
  distributions in Fund common
  shares                                          206,282         --
--------------------------------------------------------------------------------
Net increase                                      206,282         --
--------------------------------------------------------------------------------

5 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee, computed at a monthly rate of 17/240 of 1% (0.85% annually) of the Trust's average weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Trust. For the year ended June 30, 2001, the fee was equivalent to 0.85% of the Trust's average daily gross assets and amounted to $3,992,329. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. EVM also serves as the administrator of the Trust. An administration fee, computed at the monthly rate of 1/48 of 1% (0.25% annually) of the average weekly gross assets of the Trust, is paid to EVM for managing and administering business affairs of the Trust. For the year ended June 30, 2001, the fee was equivalent to 0.25% of the Trust's average daily gross assets for such period and amounted to $1,174,160.

  Certain officers and Trustees of the Trust are officers of the above organization.

  During the year ended June 30, 2001, the Trust engaged in purchases transactions with other Funds that also utilize EVM, or an affiliate of EVM, as an investment adviser. These purchase transactions complied with Rule 17-a7 under the Investment Company Act of 1940 and amounted to $14,000,000.

6 Investment Transactions
--------------------------------------------------------------------------------
  The Trust invests primarily in Senior Loans. The ability of the issuers of the Senior Loans held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans and corporate bonds aggregated $330,050,045 and $165,840,460, respectively, for the year ended June 30, 2001.

7 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Trust has entered into a revolving credit agreement that will allow the Trust to borrow $120 million (reduced from $178 million on June 27, 2001) to support the issuance of commercial paper and to permit the Trust to invest in accordance with its investment practices. Interest is charged under the revolving credit agreement at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate or federal funds effective rate. Interest expense includes a commitment fee of approximately $268,000 which is computed at the annual rate of 0.15% on the unused portion of the revolving credit agreement. There were no significant borrowings under this agreement during the period. As of June 30, 2001, the Trust had commercial paper outstanding of $71,000,000, at an interest rate of 4.15%. Maximum and average borrowings for the year ended June 30, 2001 were $146,000,000 and $135,000,000, respectively, and the average interest rate was 5.89%.

8 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2001, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                               $506,203,350
--------------------------------------------------------------------------------
  Gross unrealized appreciation                                $  3,001,539
  Gross unrealized depreciation                                 (24,227,866)
--------------------------------------------------------------------------------
  Net unrealized depreciation                                  $(21,226,327)
--------------------------------------------------------------------------------

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Investors
of Eaton Vance Senior Income Trust
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Senior Income Trust (the Trust) as of June 30, 2001, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets and the financial highlights for the three-year period ended June 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities and Senior Loans owned at June 30, 2001 by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust at June 30, 2001, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

                              DELOITTE & TOUCHE LLP
                              Boston, Massachusetts
                              August 10, 2001

EATON VANCE SENIOR INCOME TRUST

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC Global Fund Services or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Global Fund Services, at 1-800-331-1710.

EATON VANCE SENIOR INCOME TRUST

--------------------------------------------------------------------------------
APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
--------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                       --------------------------------------
                                        Please print exact name on account:

                                       --------------------------------------
                                        Shareholder signature          Date

                                       --------------------------------------
                                        Shareholder signature          Date

                                        Please sign exactly as your common
                                        shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THE AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                              Eaton Vance Senior Income Trust
                              c/o PFPC Global Fund Services
                              P.O. Box 8030
                              Boston, MA 02266-8030
                              800-331-1710
--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of June 30, 2001, our records indicate that there were 338 registered shareholders for and approximately 16,600 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

        Eaton Vance Distributors, Inc.
        The Eaton Vance Building
        255 State Street
        Boston, MA 02109
        1-800-225-6265

NEW YORK STOCK EXHANGE SYMBOL The New York Stock Exchange Symbol is EVF.

EATON VANCE SENIOR INCOME TRUST as of June 30, 2001

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

Eaton Vance Senior Income Trust

Officers                        Trustees

JAMES B. HAWKES                 JESSICA M. BIBLIOWICZ
President, Chief Executive      President and Chief Executive Officer,
Officer and Trustee             National Financial Partners

SCOTT H. PAGE                   DONALD R. DWIGHT
Vice President and              President, Dwight Partners, Inc.
Co-Portfolio Manager
                                SAMUEL L. HAYES, III
PAYSON F. SWAFFIELD             Jacob H. Schiff Professor of Investment
Vice President and              Banking Emeritus, Harvard University
Co-Portfolio Manager            Graduate School of Business Administration

MICHAEL W. WEILHEIMER           NORTON H. REAMER
Vice President                  Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
                                President, Jordan Simmons Capital LLC
JAMES L. O'CONNOR               and Unicorn Corporation
Treasurer
                                LYNN A. STOUT
ALAN R. DYNNER                  Professor of Law,
Secretary                       UCLA School of Law

                                JACK L. TREYNOR
                                Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE SENIOR INCOME TRUST EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Senior Income Trust
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710

INDEPENDENT AUDITORS
DELOITTE & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

--------------------------------------------------------------------------------
                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122
--------------------------------------------------------------------------------

EATON VANCE SENIOR INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

171-8/01                                                                SITSRC